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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.
                                    FORM 8-K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (Date of earliest event reported) June 9, 2003
                                                           ------------


                        FIRST COMMUNITY BANCSHARES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)

            NEVADA                       0-19297                 55-0694814
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(State or other jurisdiction     (Commission File Number)    (IRS Employer of
       Incorporation)                                        Identification No.)


                  P.O. BOX 989, BLUEFIELD, VIRGINIA 24605-0989
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               (Address of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (276) 326-9000
                                                          ----------------


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          (Former name or former address, if changed since last report)

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE

     On June 9, 2003, First Community Bancshares, Inc. announced by press release its completion of the acquisition of Commonwealth Bank. A copy of the press release is attached hereto as Exhibit 99.1.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           FIRST COMMUNITY BANCSHARES, INC.


                                           By: /s/ Robert L. Schumacher
                                              ----------------------------------
                                               Robert L. Schumacher
                                               Chief Financial Officer

Date: June 9, 2003.